SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                      0-26483                  94-3236309
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

      On September 21, 2004, VaxGen, Inc. (the "Company") entered into two separate Warrant Exchange Agreements (each an "Agreement" and together the "Agreements") with the holders of warrants to purchase common stock of the Company (the "Common Stock"), which were issued in connection with the Company's Series A 6% Cumulative Convertible Preferred Stock Financing (the "Series A Warrants"), completed in May of 2001. One Agreement was entered into between the Company and Societe Generale, Kepler Capital, LLC, Cheyenne LLC and Prism Capital 5, L.P., who were all holders of the Series A Warrants (the "Series A Warrant Holders"). A separate Agreement was entered into between the Company and CD Investment Partners, Ltd. (together with the Series A Warrant Holders, the "Warrant Holders"), who was also a holder of a Series A Warrant. Pursuant to the Agreements, the Warrant Holders exchanged their Series A Warrants for two new series of warrants to purchase the Common Stock. In exchange for the Series A Warrants, which were exercisable for a total of 655,078 shares of Common Stock, the Company issued to the Warrant Holders, warrants to purchase a total of 1,146,388 shares of Common Stock, exercisable until September 21, 2005, at an exercise price of $0.01 per share (the "2005 Warrants"), and warrants to purchase a total of 655,078 shares of Common Stock, exercisable until September 21, 2007, at an exercise price of $16.00 per share (the "2007 Warrants", together with the 2005 Warrants, the "Exchange Warrants"). In connection with the execution of the Agreements, and the transactions contemplated thereby, the Company and the Warrant Holders also terminated the agreements entered into in connection with the Series A Warrants.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the transactions described in Item 1.01 above, the Company and the Warrant Holders canceled the Series A Warrants, which were exercisable for a total of 655,078 shares at an exercise price of $11.449 per share and redeemable for cash at 120% of the number of shares exercisable multiplied by the difference between the highest price between the event triggering redemption and the actual redemption and the exercise price. In addition, the Company and the Warrant Holders terminated that certain Registration Rights Agreement, dated May 23, 2001 (the "Registration Agreement") and that certain Securities Purchase Agreement, dated May 23, 2001 (the "Purchase Agreement"), each entered into in connection with the Series A 6% Cumulative Convertible Preferred Stock Financing. In connection with the termination of these agreements and the cancellation of the Series A Warrants, all of the Company's and the Warrant Holders' rights and obligations under the Series A Warrants, the Registration Agreement and the Purchase Agreement, respectively, were terminated, including without limitation, any rights to cash penalty payments, rights of redemption or registration rights.

Item 3.02. Unregistered Sales of Equity Securities.

      As described in Item 1.01 above, the Company issued the Exchange Warrants to the Warrant Holders in exchange for the Series A Warrants. Neither the Exchange Warrants or the shares of the Common Stock issuable upon exercise thereof were registered under the Securities Act of 1933 (the "Act"). The Company issued the Exchange Warrants in a transaction exempt from the registration requirements of the Act by virtue of the exemption provided for in Section

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3(a)(9) of the Act. As of the date of execution of the Agreements, the shares underlying the warrants may be freely tradeable under Rule 144(k) of the Act. Please see the discussion under Item 1.01 of this Current Report on Form 8-K for additional information regarding the transactions.

                             SECTION 8--OTHER EVENTS

Item 8.01. Other Events.

      On September 23, 2004, VaxGen, Inc. issued a press release entitled, "VaxGen Exchanges Series A Warrants for New Warrants; Registration Rights Agreement Terminated".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

10.52 Warrant Exchange Agreement dated September 21, 2004, by and between the Company and CD Investment Partners, Ltd.

10.53 Warrant Exchange Agreement dated September 21, 2004, by and between the Company and Societe Generale, Kepler Capital, LLC, Cheyenne LLC and Prism Capital 5, L.P.

10.54 Form of Warrant to Purchase Shares of Common Stock, at exercise price of $0.01.

10.55 Form of Warrant to Purchase Shares of Common Stoc, at exercise price of $16.00.

99.1 Press release dated September 23, 2004, entitled, "VaxGen Exchanges Series A Warrants for New Warrants; Registration Rights Agreement Terminated".

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         VaxGen, Inc.
                                                         (Registrant)


Dated: September 23, 2004                     By:    /s/ James M. Cunha
                                                  ------------------------------
                                                  James M. Cunha
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

10.52 Warrant Exchange Agreement dated September 21, 2004, by and between the Company and CD Investment Partners, Ltd.

10.53 Warrant Exchange Agreement dated September 21, 2004, by and between the Company and Societe Generale, Kepler Capital, LLC, Cheyenne LLC and Prism Capital 5, L.P.

10.54 Form of Warrant to Purchase Shares of Common Stock, at exercise price of $0.01.

10.55 Form of Warrant to Purchase Shares of Common Stoc, at exercise price of $16.00.

99.1 Press release dated September 23, 2004, entitled, "VaxGen Exchanges Series A Warrants for New Warrants; Registration Rights Agreement Terminated".